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                                                                    EXHIBIT 99.5
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                      EQUITY REGISTRATION RIGHTS AGREEMENT


                                     between




                             KEY ENERGY GROUP, INC.


                                       and


                              LEHMAN BROTHERS INC.






                              -------------------





                         Dated as of September 14, 1998
















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                                TABLE OF CONTENTS



1.   Definitions.......................................................1


2.   Securities Subject to this Agreement..............................3


3.   Shelf Registration................................................3


4.   Hold-Back Agreements..............................................4


5.   Registration Procedures...........................................4


6.   Registration Expenses.............................................8


7.   Indemnification...................................................9


8.   Rule 144.........................................................11


9.   Miscellaneous....................................................11




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                      EQUITY REGISTRATION RIGHTS AGREEMENT

      This EQUITY REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of September 14, 1998, between Key Energy Group, Inc., a Maryland corporation (the "COMPANY"), and Lehman Brothers Inc. ("LBI" and, together with any successors and assigns, the "ARRANGER").

                                    RECITALS

      This Agreement is made pursuant to the Bridge Loan, dated as of September 14, 1998 (the "BRIDGE LOAN AGREEMENT"), between the Company and the Arranger. In order to induce the Arranger to enter into the Bridge Loan Agreement, the Company has agreed to the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under the Bridge Loan Agreement.

                                    AGREEMENT

      The parties agree as follows:

           1. Definitions

      As used in this Agreement, the following capitalized terms shall have the following meanings:

      ESCROW AGREEMENT: The Escrow Agreement, dated as of September 14, 1998, among the Company, LBI and The Bank of New York, as escrow agent.

      EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

      EXCHANGE NOTE INDENTURE: The Indenture, dated as of September 14, 1998 among the Company, the guarantors party thereto and The Bank of New York, as trustee, pursuant to which the Exchange Notes are issued, as the same may be amended from time to time in accordance with the terms thereof.

      EXCHANGE NOTES: The Exchange Notes issued pursuant to the Exchange Note Indenture.

      INDEMNIFIED PARTIES: See Section 7(a) hereof.

      INDEMNIFYING PARTY: See Section 7(c) hereof.

      ISSUER: Key Energy Group, Inc., a Maryland corporation.

      LIQUIDATED DAMAGES: See Section 3(b) hereof.

      NASD: National Association of Securities Dealers, Inc.

      PERSON: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      PROSPECTUS: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the

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prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

      REGISTRABLE SECURITIES: The Registrable Warrants and the Registrable Warrant Shares; provided that a security ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

      REGISTRABLE WARRANT SHARES: All Warrant Shares issuable to the holders of Warrants upon exercise of such Warrants.

      REGISTRABLE WARRANTS: All Warrants originally issued pursuant to the Warrant Agreement, and released from the Escrow Agreement pursuant to Section 3(b) and (c) thereof.

      REGISTRATION DEFAULT: See Section 3(b) hereof.

      REGISTRATION EXPENSES: See Section 6 hereof.

      REGISTRATION STATEMENT: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

      SEC: The Securities and Exchange Commission.

      SECURITIES ACT: The Securities Act of 1933, as amended.

      SHELF REGISTRATION: See Section 3(a) hereof.

      TRANSFER RESTRICTED SECURITY: The Registrable Securities upon original issuance thereof; provided that a Registrable Security is no longer a Transfer Restricted Security when such Registrable Security is sold to the public.

      UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

      WARRANT AGREEMENT: The Warrant Agreement, dated as of September 14, 1998, between the Company and the warrant agent named therein.

      WARRANT SHARES: The shares of capital stock of the Company issuable to the holders of Warrants upon exercise of the Warrants, together with any other securities that may in the future become issuable Supon exercising the Warrants.

      WARRANTS: Warrants to purchase capital stock of the Company issued in accordance with the Warrant Agreement.

           2. Securities Subject to this Agreement

           (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

           (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable



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Securities whenever such Person owns Registrable Securities of record or has provided evidence reasonably satisfactory to the Company that such Person has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

           3. Shelf Registration

           (a) Filing of Shelf Registration. The Company shall use its reasonable best efforts to file a "shelf" registration statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act (a "SHELF REGISTRATION") as promptly as practicable and in no event later than the date that is 300 days following the initial making of the Loans (the "FILING DATE") to permit resales of all of the Registrable Securities. The Company agrees to use its reasonable best efforts to cause such Shelf Registration to become effective as promptly as possible after the filing thereof, but in no event later than 60 days after the Filing Date (the "EFFECTIVE DATE"), and thereafter to keep it continuously effective for the period that will terminate upon the earlier of (1) when all the Registrable Securities covered by the Shelf Registration have been sold pursuant to such Shelf Registration or have been sold to the public pursuant to Rule 144 and (2) no Registrable Securities are outstanding.

           (b) Liquidated Damages. If (i) the Registration Statement has not been declared effective by the SEC on or prior to the Effective Date or (ii) the Registration Statement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose at any time within the time period required for effectiveness in subsection (a) above without being succeeded immediately by a post-effective amendment to the Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) and (ii), a "REGISTRATION DEFAULT"), the Company shall pay liquidated damages ("LIQUIDATED DAMAGES") to each holder of Registrable Securities (or if the Registrable Securities are still in escrow, to LBI) in an amount equal to $0.05 per Warrant held by such holder for each week or portion thereof during which any Registration Default continues. The amount of such Liquidated Damages shall increase on each 90-day anniversary of the day the first Registration Default occurred by an additional $0.05 per Warrant Share for each week or portion thereof during which any Registration Default continues until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $0.20 per week or portion thereof per Warrant Share. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check on each Interest Payment Date, as defined in the Exchange Note Indenture. Following the cure of all Registration Defaults relating to any particular Registrable Security, the accrual of Liquidated Damages with respect to such Registrable Security will cease. Except as provided in Section 7 hereof, no holder of Registrable Securities shall be entitled to any damages for a Registration Default beyond the Liquidated Damages provided for herein.

      All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations have been paid in full.

           4. Hold-Back Agreements

           (a) Restrictions on Public Sale by Holder of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act



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(except as part of such underwritten registration), during the 30-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters; provided, however, that each holder of Registrable Securities shall be subject to the hold-back restrictions of this Section 4(a) only once during the term of this Agreement.

      The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities held by such holder and covered by a Registration Statement commencing on the date of sale of the Registrable Securities unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters.

           (b) Restrictions on Sale of Securities by the Company and Others. The Company agrees (1) not to effect any public or private offer, sale or distribution of any of its equity securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends, including a sale pursuant to Regulation D under the Securities Act (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of the capital stock or substantially all the assets of any other Person or in connection with any employee stock option or other benefit plan), during the 10-day period prior to, and during the 90-day period beginning with, the effectiveness of a Registration Statement filed under Section 3 to the extent timely notified in writing by a holder of Registrable Securities or the managing underwriters in an underwritten offering (except as part of such if permitted, or pursuant to registrations on Forms S-4 or S-8 or any successor form to such registration Forms) and (2) during the aforementioned period to use reasonable best efforts to cause each holder of each of its privately placed equity securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends purchased from the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).

           5. Registration Procedures

           In connection with the Company's Shelf Registration obligations pursuant to Section 3 hereof, the Company will use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will, as expeditiously as possible:


           (a) prepare and file with the SEC, within the time period provided in Section 3 hereof, a Registration Statement or Registration Statements relating to the Shelf Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements (including, if applicable, financial statements of any Person which shall have guaranteed any indebtedness of the Company) required by the SEC to be filed therewith, cooperate and assist in any filings required to be made with the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective within such time period; provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such


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documents proposed to be filed, which documents will be subject to the review by such holders and underwriters, and the Company will not file any Registration Statement or any amendments or supplements thereto to which the holders of a majority of the Registrable Securities or such managing underwriters, if any, shall reasonably object within 14 days;

           (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

           (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order of which the Company or its counsel is aware suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (n) below cease to be true and correct in any material respect, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the Company's becoming aware that the Prospectus (including any document incorporated therein by reference), as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

           (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

           (e) if reasonably requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such managing underwriter or underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

           (f) furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, if requested, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated


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therein by reference and all exhibits (including those incorporated by reference);

           (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, if requested, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use (subject to the limitations set forth in the last paragraph of this Section 5) of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

           (h) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

           (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate to the extent commercially reasonable under the circumstances the timely preparation and delivery of certificates representing such Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as such managing underwriters may request at least two business days prior to any sale of such Registrable Securities to the underwriters;

           (j) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

           (k) upon the occurrence of any event contemplated by paragraph
(c)(6) above, prepare a supplement or post-effective amendment to the related Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the holders of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing;

           (l) use reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if such listing is permitted under the rules of such exchange and if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

           (m) not later than the effective date of the Shelf Registration, provide a CUSIP number for all Registrable Securities and provide the transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

           (n) enter into such agreements (including an underwriting agreement) and take all such other

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appropriate and reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Bridge Loan Agreement by the Company; (2) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to such holders and underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, if permitted by the managing underwriter the same shall set forth in full the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; provided that, the indemnification provisions and procedures set forth in such underwriting agreement shall be no less favorable to the selling holders of Registrable Securities and the underwriters than the indemnification provisions and procedures of Section 7 hereof; and (5) the Company shall deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with paragraph (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

           (o) make available for inspection by any underwriter participating in any disposition of such Registrable Securities pursuant to a Shelf Registration, and any attorney or accountant retained by such holders or underwriters, if any, all financial and other records, pertinent corporate documents and properties of the Company as may be reasonably necessary to enable them to exercise their due diligence responsibilities, and provide reasonable access to appropriate officers of the Company in connection with such due diligence responsibilities;

           (p) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC; and

           (q) make appropriate officers of the Company available to such holders and underwriters for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Registrable Securities.

      The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

      Each holder of Registrable Securities agrees by acceptance of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(3), (5) or (6) hereof that, in the reasonable judgment of the Company's Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate


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developments, public filings with the SEC or similar events, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 5(k) hereof, or until it is advised in writing (the "ADVICE") by the Company that the use of such Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of such Prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall use all reasonable efforts to insure that the use of the prospectus may be resumed as soon as practicable, and in any event shall not be entitled to require the Holder to suspend use of any prospectus for more than thirty (30) business days in any twelve-month period.

           6. Registration Expenses

           (a) All reasonable expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may reasonably designate),
(iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) fees and disbursements of counsel for the Company and customary out of pocket expenses and fees paid by issuers to the extent provided for in an underwriting agreement (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, transfer taxes or legal expenses of any Person other than the Company and the selling holders), (v) the cost of securities acts liability insurance if the Company so desires and (vi) fees and expenses of other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Company regardless whether the Registration Statement becomes effective. Each holder of Registrable Securities will pay any fees or disbursements of counsel to such holder (other than as provided in Section 6(b)) and all underwriting discounts and commissions and transfer taxes, if any, and other fees, costs and expenses of such holder (other than Registration Expenses) relating to the sale or disposition of such holder's Registrable Securities. The Company, in any event, will pay the Company's own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

           (b) In connection with the Shelf Registration hereunder, the Company will reimburse the selling holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one law firm (which shall be reasonably acceptable to the Company) chosen by the selling holders of a majority of such Registrable Securities.

           7. Indemnification

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           (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, their officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) (the "INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses incurred by such party in connection with any actual or threatened action arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances then existing) not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with any information furnished in writing to the Company by such holder or its counsel expressly for use therein; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the holder of Registrable Securities thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such holder with a sufficient number of copies of the same. The Company shall also indemnify underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties, if requested.

           (b) Indemnification by Holder of Registrable Securities. In connection with the Shelf Registration, each holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission of a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to a holder and is made in reliance on and in conformity with any information or affidavit furnished in writing by such holder to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of such Registrable Securities to the same extent above with respect to information or affidavit furnished writing by such Persons as provided specifically for any Prospectus or Registration Statement.

           (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the Company or holder of Registrable Securities, as the case may be (in either case, as applicable, an "INDEMNIFYING PARTY"), of any claim with respect to which it seeks indemnification and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Person; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the Indemnifying Party has



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

agreed to pay such fees or expenses, (b) the Indemnifying Party has failed to assume the defense of such claim or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the Indemnifying Party with respect to such claims (in which case, if the Person notifies the Indemnifying Party in writing that such Person elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No Indemnifying Party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Person entitled to indemnification a release from all liability in respect to such claim or litigation. Any Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all Persons entitled to indemnification by such Indemnifying Party with respect to such claim in any one jurisdiction, unless in the reasonable judgment of such Person a conflict of interest may exist between such Person and any other Person entitled to indemnification hereunder with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels, but only of one such additional counsel for each group of similarly situated Persons in any one jurisdiction.

           (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to a Person entitled to indemnification or is insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the Indemnifying Party shall contribute to the amount paid or payable by such Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Person and the Indemnifying Party, but also the relative fault of such Person and the Indemnifying Party, as well as any other relevant equitable considerations, provided that no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder of Registrable Securities with respect to the sale of any securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           8. Rule 144

      The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and filing requirements.

           9. Miscellaneous

           (a) Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, in connection with the breach by the Company of its obligations to register the Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

           (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements. The Company has not previously entered into any inconsistent agreement with respect to its securities granting any registration rights to any Person.

           (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless the Company has obtained the written consent of holders of a majority of the outstanding Registrable Securities (excluding Registrable Securities held by the Company, any Guarantor or one of their respective affiliates).

           (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:

           (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 9(d), which address initially is, with respect to each Interim Lender, the address set forth next to such Interim Lender's name on the signature pages of the Bridge Loan Agreement, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022-4802, Attention: Raymond Y. Lin, Esq.; and

           (ii) if to the Company, initially to it at the address set forth in the Bridge Loan Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(d), with copies to Skadden, Arps, Slate, Meagher & Flom LLP, 1440 New York Avenue, N.W., Washington, DC, 20005, Attention: Michael Rogan, Esq. and to Porter & Hedges, 700 Louisiana, 35th Floor, Houston, Texas, 77022,
      Attention: William W. Wiggins, Esq.

      All such notices and communications shall be deemed to have been duly
given: at the time delivered    by hand, if personally delivered; five business
days after being deposited in the mail, postage if mailed; when answered back, if delivered by facsimile; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

           (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

           (f) Counterparts. This Agreement may be executed in any number of counterparts and by the


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

parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (h) New York Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

           (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter contained herein and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.




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


IN WITNESS WHEREOF, the parties have executed this Equity Registration Rights Agreement as of the date first written above.




                                        KEY ENERGY GROUP, INC.


                                        By: /s/ STEPHEN E. MCGREGOR
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LEHMAN BROTHERS INC.


                                        By: /s/ MICHAEL KONIGSBERG
                                           -------------------------------------
                                           Name:
                                           Title:







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